SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):          12/26/02

CSFB Mortgage Securities Corp Home Equity Asset Trust, Pass-Through
 Certificates, Series 2002-1
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054-14             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On      12/26/02      a scheduled distribution was made from the Trust
     to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated              12/26/02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have any deficiencies occurred?  NO.
                        Date:
                        Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated                          12/26/02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HT1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                 12/26/02

DISTRIBUTION SUMMARY

                                 Beginning                   Current Period
               Original  Current Principal      Principal      Pass-Through
Class       Face Value              Amount    Distribution             Rate
A-1     $450,000,000.00    $421,128,476.11   $8,137,279.97          1.67500%
A-2      $75,000,000.00     $69,733,277.05   $1,415,628.13          1.76000%
A-3     $100,000,000.00     $92,977,702.74   $1,887,504.18          1.72000%
A-4     $191,000,000.00    $177,587,412.23   $3,605,132.98          1.68000%
A-IO    $495,720,000.00    $462,566,822.39           $0.00          6.62000%
M-1      $57,500,000.00     $57,500,000.00          ($0.00)         2.26000%
M-2      $43,250,000.00     $43,250,000.00           $0.00          2.78000%
B-1      $33,500,000.00     $33,500,000.00           $0.00          3.68000%
B-2       $9,750,000.00      $9,750,000.00           $0.00          4.13000%
X       $960,000,050.01    $911,469,286.10           $0.00        N/A
R                $50.00              $0.00           $0.00          1.70000%
Total   $960,000,050.00    $905,426,868.13  $15,045,545.26          0.00000%






                Accrued                        Certificate           Ending
               Interest   Realized Loss of        Interest     Current Prin
        Distributed (1)          Principal      Shortfall           Amount
Class
  A-1       $607,419.34                 N/A          $0.00  $412,991,196.15
  A-2       $105,684.66                 N/A          $0.00   $68,317,648.92
  A-3       $137,710.31                 N/A          $0.00   $91,090,198.56
  A-4       $256,909.79                 N/A          $0.00  $173,982,279.25
 A-IO     $2,896,250.27                 N/A          $0.00  $453,426,653.64
  M-1       $111,901.39              $0.00           $0.00   $57,500,000.00
  M-2       $103,535.69              $0.00           $0.00   $43,250,000.00
  B-1       $106,157.78              $0.00           $0.00   $33,500,000.00
  B-2        $34,674.79              $0.00           $0.00    $9,750,000.00
    X             $0.00                 N/A          $0.00  $898,541,046.76
    R             $0.00                 N/A          $0.00            $0.00
Total     $4,360,244.02              $0.00           $0.00  $890,381,322.87






AMOUNTS PER $1,000 UNIT
                                                                   Interest
                                      Prin             Int    Carry-forward
ClassCusip                    Distribution    Distribution           Amount
A-1  22541NAA7                  18.08284437      1.34982076       0.00000000
A-2  22541NAB5                  18.87504179      1.40912880       0.00000000
A-3  22541NAC3                  18.87504179      1.37710310       0.00000000
A-4  22541NAD1                  18.87504179      1.34507743       0.00000000
A-IO 22541NAE9                   0.00000000      5.84251245       0.00000000
M-1  22541NAG4                   0.00000000      1.94611113       0.00000000
M-2  22541NAH2                   0.00000000      2.39388879       0.00000000
B-1  22541NAJ8                   0.00000000      3.16888896       0.00000000
B-2  22541NAK5                   0.00000000      3.55638872       0.00000000
X                                      N/A             N/A              N/A
R    22541NAF6                   0.00000000      0.00000000       0.00000000
Total                            0.00000000      0.00000000       0.00000000







                                    Ending
                                 Curr Prin
Class                               Amount
A-1                            917.75821366
A-2                            910.90198558
A-3                            910.90198558
A-4                            910.90198558
A-IO                           914.68299371
M-1                           1000.00000000
M-2                           1000.00000000
B-1                           1000.00000000
B-2                           1000.00000000
X                                      N/A
R                                0.00000000
Total                            0.00000000

Principal Distributions:
Beginning Balance *            503870664.70    407598621.40     911469286.10
     Scheduled Principal          328675.84       278678.57        607354.41
     Prepayments (Includ         6663473.74      5657411.19      12320884.93
     Net Liquidation Pro               0.00            0.00             0.00
     Loan Purchase Price               0.00            0.00             0.00
     Total Principal Rem         6992149.58      5936089.76      12928239.34
     Net Realized Losses               0.00            0.00             0.00
Ending Balance                 496878515.12    401662531.64     898541046.76
Aggregate Ending Collate       496878515.12    401662531.64     898541046.76

Ending Overcollateralization Amount                               8159723.89

Prefunding Account:                    0.00            0.00             0.00
Beginning Balance                      0.00            0.00             0.00
Subsequent Transfer                    0.00            0.00             0.00
Added to available certi               0.00            0.00             0.00
Amount on Deposit in Pre               0.00            0.00             0.00



Interest Distributions:                0.00            0.00             0.00
Scheduled Interest  - Cu         3448713.55      2732290.03       6181003.58
Capitalized Interest Acc               0.00            0.00             0.00
Less Relief Act Interest               0.00            0.00             0.00

Capitalized Interest Acc               0.00            0.00             0.00
Beginning Balance                      0.00            0.00             0.00
less: Capitalized Intere               0.00            0.00             0.00
less: Withdrawal of Over               0.00            0.00             0.00
Ending Balance                         0.00            0.00             0.00





Servicing Fee                     209946.12       169832.78        379778.90
Trustee Fee                            0.00            0.00             0.00
Credit Risk Manager Fee             7348.11         5944.15         13292.26
FSA Premium                        21056.42        13528.26         34584.68

Advances                               0.00            0.00       2110100.42


Has Ocwen failed the Termination Test                      NO
Has Olympus failed the Servicer Termination Test           NO

Delinquency Information


                              Group 1                           Group 2
                  Count              Balance         Count            Balance
30-59 days delinquent      91  10,351,836.93                56   7,515,773.60
60-89 days delinquent      13   1,125,865.84                11   2,182,852.82
90 or more days delinq.     7     617,608.24                 9     779,144.86

*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

Mortgage Loans in Foreclosure Proceedings
     Count              Balance
Group                102        10962345.98
Group                 53         9125039.09

Mortgage Loans in REO
     Count              Balance
Group                  2           96683.13
Group                  1          405205.67

Mortgage Loans in Bankruptcy
     Count              Balance
Group                 22         2370577.98
Group                  9          825647.02

                        GROUP 1            GROUP 2         TOTAL
# Loans for which Prep.         35                 26              61
Amount of Prepayment Pre 196210.77          148212.53       344423.30

Curr. Three Month Del.Rate                                 3.17080%
(60+days)
Rolling Three Month Del. Rate                              2.30045%
(60+days)

Number of Loans Repurcha0.00               0.00            0.00
Prin. Bal. of Loans Repu0.00               0.00            0.00



Real. Losses during  Due0.00               0.00            0.00
Cum. Net Real. Losses   0.00               0.00            0.00
(since Startup Day)
WAM of Mortg. Loans      346                346             346
Gross WAC of Mortg. Loan8.71145%           8.54205%        8.63569%
Net WAC Rate of Mortgage8.19407%           8.02473%        8.11834%

Insured Payment on Class A-1                               0.00
Insured Payment on Class A-2                               0.00
Insured Payment on Class A-3                               0.00
Insured Payment on Class A-4                               0.00

Num of Mortg Loans in Pool 3805               2363            6168

Senior Enhancement %                                      16.46160%
(prior to curr. Prd. Pmts.)
Net Excess Spread                                          3.00184%

Dep to Basis Risk Reserve Fund                                0.00
Basis Risk Reserve Fund Balance                            5000.00

     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSFB Mortgage Securities Corp Home Equity Asset Trust, Pass-Through
 Certificates, Series 2002-1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA